UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cedar Point Drive,
Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Depositary Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on November 2, 2023, Cedar Fair, L.P., a Delaware limited partnership (“Cedar Fair”) entered into an Agreement and Plan of Merger (the “Merger Agreement” and the transactions contemplated thereby, the “Mergers”) with Six Flags Entertainment Corporation, a Delaware corporation (“Six Flags”), CopperSteel HoldCo, Inc., a Delaware corporation and subsidiary of Cedar Fair and Six Flags (“HoldCo”), and CopperSteel Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of HoldCo.

On January 22, 2024, Cedar Fair and Six Flags each received a request for additional information and documentary materials (a “Second Request”) from the Department of Justice (the “DOJ”) in connection with the DOJ’s review of the Mergers. The effect of a Second Request is to extend the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), until 30 days after each of Cedar Fair and Six Flags has substantially complied with the Second Request issued to it, unless that period is extended voluntarily by the parties or terminated earlier by the DOJ. Per the terms of the Merger Agreement, Cedar Fair and Six Flags will use their reasonable best efforts to certify substantial compliance with the Second Request on or before May 2, 2024.

Completion of the Mergers remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement. Cedar Fair and Six Flags continue to work constructively with the DOJ in its review of the Mergers and continue to expect that the Mergers will be completed in the first half of 2024, subject to the fulfillment of the closing conditions, including receipt of required regulatory approvals and approval of Six Flags’ stockholders.

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Cedar Fair or Six Flags expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Cedar Fair and Six Flags, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction and Six Flags stockholder approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the proposed transaction, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Cedar Fair, Six Flags or their respective directors and others following announcement of the merger agreement and proposed transaction; the inability to consummate the transaction due to the failure to satisfy other conditions to complete the transaction; risks that the proposed transaction disrupts and/or harms current plans and operations of Cedar Fair or Six Flags, including that management’s time and attention will be diverted on transaction-related issues; the amount of the costs, fees, expenses and charges related to the transaction, including the possibility that the transaction may be more expensive to complete than anticipated; the ability of Cedar Fair and Six Flags to successfully integrate their businesses and to achieve anticipated synergies and value creation; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting Cedar Fair and Six Flags; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Cedar Fair’s and/or Six Flags’ financial performance and operating results; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; those risks described in Item 1A of Cedar Fair’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2023, and subsequent reports on Forms 10-Q and 8-K; those risks that are described in Item 1A of Six Flags’ Annual Report on Form 10-K, filed with the SEC on March 7, 2023, and subsequent reports on Forms 10-Q and 8-K; and those risks that are described in the registration statement on Form S-4 and accompanying proxy statement/prospectus available from the sources indicated below.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the registration statement on Form S-4 that was preliminarily filed by CopperSteel HoldCo, Inc. with the SEC in connection with the proposed transaction, which will contain a prospectus relating to the issuance of HoldCo securities in the proposed transaction and a proxy statement relating to the special meeting of the stockholders of Six Flags. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The ability of Cedar Fair or Six Flags to achieve the goals for the proposed transaction may also be affected by our ability to manage the factors identified above. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither Cedar Fair nor Six Flags assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information about the Transaction and Where to Find It

In connection with the Mergers, Cedar Fair and Six Flags have caused HoldCo to file with the SEC a registration statement on Form S-4 that includes a proxy statement of Six Flags and a prospectus of HoldCo. After the registration statement has been declared effective, a definitive proxy statement/prospectus will be mailed to stockholders of Six Flags. Cedar Fair, Six Flags and HoldCo may also file other documents with the SEC regarding the Mergers. This communication is not a substitute for the registration statement, proxy statement/prospectus or any other document that Cedar Fair, Six Flags or HoldCo (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING AND/OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CEDAR FAIR AND SIX FLAGS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus, as each may be amended from time to time, as well as other filings containing important information about Cedar Fair or Six Flags, without charge at the SEC’s Internet website (http://www.sec.gov). Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by Cedar Fair, Six Flags and HoldCo through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Cedar Fair or Six Flags at the following:

Cedar Fair

Investor Contact: Michael Russell, 419.627.2233

Media Contact: Gary Rhodes, 704.249.6119

Alternate Media Contact: Andrew Siegel / Lucas Pers, Joele Frank, 212.355.4449

Six Flags

Evan Bertrand

Vice President, Investor Relations and Treasurer

+1-972-595-5180

investorrelations@sftp.com

The information included on, or accessible through, Cedar Fair’s or Six Flags’ website is not incorporated by reference into this communication.

Participants in the Solicitation

Cedar Fair, Six Flags, HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Six Flags stockholders in respect of the proposed transaction. Information regarding Cedar Fair’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Cedar Fair’s Form 10-K for the year ended December 31, 2022 filed with the SEC on February 17, 2023 and its proxy statement filed with the SEC on April 13, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Information regarding Six Flags’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Six Flags’ Form 10-K for the year ended January 1, 2023 filed with the SEC on March 7, 2023 and its proxy statement filed with the SEC on March 28, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P. By Cedar Fair Management, Inc., its General Partner

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Executive Vice President and Chief Financial Officer

Date: January 22, 2024